Contingencies Guarantees and Other Arrangements	12 Months Ended
Dec. 31, 2012
Commitments Contingencies and Guarantees [Text Block]
Contingencies, Guarantees and Other Arrangements
Contingencies
As a result of transactions executed in 2007, the Company implemented a strategic initiative to become a multifamily focused REIT, which included two significant joint venture transactions whereby the majority of the Company's wholly-owned commercial properties were transferred into separate joint ventures. In December 2009, the Company disposed of its interest in one of these joint ventures. In connection with the other 2007 joint venture transaction, the DRA/CLP joint venture, the Trust assumed certain contingent liabilities, of which $4.1 million remained outstanding until the Company's remaining 15% noncontrolling interest was redeemed by the joint venture effective June 30, 2012, and in connection therewith the Company was released from this contingent liability. The liabilities were the direct obligation of the Trust and thus, prior to the redemption of its interest, were not reflected in the Consolidated Balance Sheet of CRLP as of December 31, 2011. See Note 13 - "Investment in Partially-Owned Entities" for more detail regarding this transaction.
During 2012, the Company recorded $4.2 million related to required infrastructure repairs on Colonial Promenade Alabaster II. During 2010, the Company recorded $1.3 million for certain contingent liabilities related to the mitigation of structural settlement at Colonial Promenade Alabaster II and additional infrastructure cost at Colonial Promenade Fultondale. Both of these retail assets were developed and sold by CPSI in previous years, and therefore are expensed as additional development costs in “(Loss) gain on sale of property” in the Consolidated Statements of Operations and Comprehensive Income (Loss) of the Trust and CRLP.
As of December 31, 2012, the Company is self-insured up to $0.8 million, $0.9 million and $1.8 million for general liability, workers’ compensation and property insurance, respectively. The Company is also self-insured for health insurance and responsible for amounts up to $135,000 per claim and up to $2.0 million per person.

Guarantees and Other Arrangements
In connection with the formation of Highway 150 LLC in 2002, the Company executed a guarantee, pursuant to which the Company served as a guarantor of $1.0 million of the debt related to the joint venture, which was collateralized by the Colonial Promenade Hoover retail property. At December 31, 2012, the total amount of debt of the joint venture, which matured on January 11, 2013, was approximately $15.1 million. As of December 31, 2012, no liability was recorded for the guarantee. Subsequently, on January 14, 2013, the Company sold its 10% noncontrolling interest in this joint venture and paid off the debt associated with this guarantee. Therefore, the Company is no longer liable for this guarantee. See Note 22 - "Subsequent Events" for additional details regarding this transaction.
In connection with certain retail developments, the Company has received funding from municipalities for infrastructure costs. In most cases, the municipalities issue bonds that are repaid primarily from sales tax revenues generated from the tenants at each respective development. The Company previously guaranteed the shortfall, if any, of tax revenues to the debt service requirements on the bonds issued for the Colonial Promenade Tannehill development. As of December 31, 2011, the Company had satisfied the minimum debt service coverage ratio necessary to cancel the guarantee and, in February 2012, received confirmation of the cancellation from the bondholders.